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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 11, 1997
                        (Date of earliest event reported)



                            LAWYERS TITLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

         6630 West Broad Street
           Richmond, Virginia                              23230
(Address of Principal Executive Offices)                (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 281-6700




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Item 5.     Other Events.

         Acquisition of Commonwealth Land Title Insurance Company and Transnation Title Insurance Company. As previously reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 2, 1997, Lawyers Title Corporation (the "Company"), Lawyers Title Insurance Corporation, a Virginia corporation ("LTIC"), Reliance Insurance Company, a Pennsylvania corporation ("RIC"), and Reliance Group Holdings, Inc., a Delaware corporation ("Reliance"), entered into a Stock Purchase Agreement, dated as of August 20, 1997 (the "Stock Purchase Agreement"), under which the Company will acquire from RIC all of the issued and outstanding shares of the capital stock of Commonwealth Land Title Insurance Company, a Pennsylvania corporation, and of Transnation Title Insurance Company, an Arizona corporation (the "Acquisition"). On December 11, 1997, the parties to the Stock Purchase Agreement entered into an Amended and Restated Stock Purchase Agreement (the "Amended and Restated Stock Purchase Agreement").

         The Amended and Restated Stock Purchase Agreement reduced the number of shares of the Company's common stock, without par value ("Common Stock"), that RIC would receive upon consummation of the Acquisition (the "Closing") and increased the number of shares to be offered and sold by the Company in a public or private offering on or before Closing in order to increase the number of shares of Common Stock to be held by the public and to increase the amount of cash to be paid to RIC at Closing. Specifically, the parties amended the Stock Purchase Agreement to (i) decrease the number of shares of Common Stock deliverable to RIC at the Closing from 4,473,684 to 4,039,473 (a reduction of 434,211 shares); (ii) increase the number of shares of Common Stock to be offered and sold in a public or private offering from 1,315,789 to 1,750,000 shares of Common Stock (an increase of 434,211 shares); (iii) provide that the public or private offering of 1,750,000 shares of Common Stock must be completed on or before the Closing; (iv) eliminate the Company's option of Closing through the delivery of an unsecured subordinated note rather than through the delivery of the net proceeds of a public or private offering of shares of Common Stock (an option that had been available to the Company under the Stock Purchase Agreement); and (v) delete the provision relating to the deferred delivery of 575,000 shares of Common Stock to RIC in the event that the Company had delivered the subordinated note at Closing. Certain other conforming and technical changes also were made.

         Amendment to Rights Plan. In  connection  with the Amended and Restated
Stock  Purchase  Agreement,   the  Company  amended  the  Rights  Agreement  (as
hereinafter defined) on December 11, 1997.

         Each outstanding share of Common Stock (a "Common Share") has associated with it one preferred share purchase right (a "Right"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock, without par value (the "Series A Preferred Shares"), at a price of $85 per one one-hundredth of a Series A Preferred Share (the "Purchase Price"), subject to adjustment. The terms of the Rights were originally set forth in a Rights Agreement, dated October 1, 1991, between the Company and Sovran Bank, N.A., as Rights Agent, as amended by the Amendment to Rights Agreement, dated June 22, 1992, between the Company, NationsBank, N.A. (formerly Sovran Bank, N.A.) and Wachovia Bank of North Carolina, N.A., as successor Rights Agent. The terms of the Rights are currently set forth in an Amended and Restated Rights Agreement, dated August 20, 1997 (the "Amended and Restated Rights Agreement"), between the Company and Wachovia Bank, N.A. (formerly Wachovia Bank of North Carolina, N.A.) as Rights Agent ("Wachovia"), as amended by a First Amendment to Amended and Restated Rights Agreement, dated December 11,


                                      -2-
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1997, between the Company and Wachovia (the "First Amendment" and, together with the Amended and Restated Rights Agreement, the "Rights Agreement").

         The Rights will be evidenced by Common Share certificates until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 20% or more of the outstanding Common Shares (an "Acquiring Person") or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"). As defined in the Rights Agreement, an Acquiring Person is not deemed to include RIC or any Affiliate of RIC by virtue of (i) the approval, execution, delivery or performance of the Stock Purchase Agreement or the Voting and Standstill Agreement (as defined in the Stock Purchase Agreement), (ii) the approval, execution, delivery or performance of the Amended and Restated Stock Purchase Agreement or the Voting and Standstill Agreement (as defined in the Amended and Restated Stock Purchase Agreement), or
(iii) the acquisition of Common Shares or shares of the Company's 7% Series B Cumulative Convertible Preferred Stock, without par value (the "Series B
Preferred Shares") by RIC or any Affiliate of RIC as provided in the Rights Agreement.

         The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after August 20, 1997 upon transfer or new issuance of Common Shares will contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend or the existence of an earlier form of legend, certificates evidencing Common Shares outstanding on or prior to August 20, 1997 shall also evidence one Right for each Common Share evidenced thereby. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of August 20, 1997, even without such legend, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on August 20, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

         The Purchase Price payable, and the number of Series A Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Shares, (ii) upon the grant to holders of the Series A Preferred Shares of certain rights or warrants to subscribe for or purchase Series A Preferred Shares at a price, or securities convertible into Series A Preferred Shares with a conversion price, less than the then-current market price of the Series A Preferred Shares or (iii) upon the distribution to holders of the Series A Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Series A Preferred Shares) or of subscription rights or warrants (other than those referred to above).



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         The number of outstanding  Rights and the number of one  one-hundredths of a Series A Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Series A Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Series A Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend equal to 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Series A Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment equal to 100 times the payment made per Common Share. Each Series A Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Series A Preferred Share will be entitled to receive an amount equal to 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

         Because of the nature of the Series A Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Series A Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

         In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision shall be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company that at the time of such transaction will have a market value of two times the exercise price of the Right.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right.

         At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group, that will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Series A Preferred Share, per Right (subject to adjustment).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Series A Preferred Shares will be issued (other than fractions that are integral multiples of one one-hundredth of a Series A Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Series A Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the time that any person or group becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of

$.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that (i) the Rights Agreement prohibits certain amendments that would make RIC or any Affiliate of RIC an Acquiring Person and (ii) from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, the Rights Agreement provides that no such amendment may adversely affect the interests of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The foregoing summary of certain terms of the Rights is qualified in its entirety by reference to the Amended and Restated Rights Agreement, a copy of which has been filed with the Commission, and the First Amendment, which is attached hereto as an exhibit and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            No.               Description

            4.1 First Amendment to Amended and Restated Right Agreement, dated as of December 11, 1997, between the Company and Wachovia Bank, N.A., as Rights Agent.*

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*Filed Herewith



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAWYERS TITLE CORPORATION



Dated:  December 23, 1997                   By: /s/ G. William Evans
                                                ---------------------
                                                G. William Evans
                                                Vice President and Treasurer






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                                INDEX TO EXHIBITS


No.                Description

4.1 First Amendment to Amended and Restated Right Agreement, dated as of December 11, 1997, between the Company and Wachovia Bank, N.A., as Rights Agent.*


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*Filed Herewith